                               ROSS STORES, INC.
                            FISCAL 1999 FORM 10-K
                                EXHIBIT 10.11

                              AMENDED AND RESTATED
                                ROSS STORES, INC.

                    1991 OUTSIDE DIRECTORS STOCK OPTION PLAN

                        (EFFECTIVE AS OF MARCH 16, 2000)

         1.   ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

              1.1 ESTABLISHMENT. The Ross Stores, Inc. 1991 Outside Directors Stock Option Plan is hereby amended and restated in its entirety as the Amended and Restated Ross Stores, Inc. 1991 Outside Directors Stock Option Plan (the "PLAN") effective as of March 16, 2000 (the "EFFECTIVE DATE").

              1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services as Outside Directors of the Company and by motivating such persons to contribute to the growth and profitability of the Company.

              1.3 TERM OF PLAN. The Plan shall continue in effect until terminated by the Board.

         2.   DEFINITIONS AND CONSTRUCTION.

              2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

                  (a) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "BOARD" also means such Committee(s).

                  (b) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                  (c) "CHANGE IN CONTROL" means the occurrence of any of the following:

                       (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (1) a trustee or other fiduciary holding stock of the Company under an employee benefit plan of the Company or any Parent Corporation or Subsidiary Corporation, or (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of stock of the Company representing more than fifty percent (50%) of the total combined voting power of the Company's then-outstanding voting stock; or

                       (ii) an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or, in the event of a sale of assets, of the corporation or corporations to which the assets of the Company were transferred (the "TRANSFEREE CORPORATION(S)"); or

                       (iii) a liquidation or dissolution of the Company. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

                  (d) "COMMITTEE" means the Compensation Committee or other committee of one or members of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                  (e) "COMPANY" means Ross Stores, Inc. a Delaware corporation, or any successor corporation thereto.

                  (f) "DIRECTOR" means a member of the Board.

                  (g) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

                  (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (i) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                       (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the closing bid price of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in THE WALL STREET JOURNAL or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

                       (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (j) "NON-EMPLOYEE DIRECTOR" means a Director who (i) is not a current employee or officer of the Company or any Parent Corporation or Subsidiary Corporation; (ii) does not receive compensation, either directly or indirectly, from the Company or any Parent Corporation or Subsidiary Corporation for services rendered as a consultant or in any capacity other than as a Director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K under the Securities Act ("REGULATION S-K"); (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to
Item 404(b) of Regulation S-K.

                  (k) "OPTION" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. Each Option shall be a nonstatutory stock option; that is, an option not intended to qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

                  (l) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                  (m) "OPTIONEE" means a person who has been granted one or more Options.

                  (n) "OUTSIDE DIRECTOR" means a Director who is not an employee of the Company or of any Parent Corporation or Subsidiary Corporation.

                  (o) "OWNERSHIP CHANGE EVENT" means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company.

                  (p) "PARENT CORPORATION" means any present or future
"parent corporation" of the Company, as defined in Section 424(e) of the Code.

                  (q) "RULE 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                  (r) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (s) "SERVICE" means an Optionee's service with the Company as a Director. An Optionee's Service shall be deemed to have terminated if the Optionee ceases to be a Director, even if the Optionee continues to render service to the Company in a capacity other than as a Director or commences rendering service to a Parent Corporation or Subsidiary Corporation. An Optionee's Service shall not be deemed to have terminated if the Optionee takes any bona fide leave of absence approved by the Company. Unless otherwise provided by the Board in the grant of an Option and set forth in the Option Agreement evidencing such Option, an approved leave of absence shall be treated as Service for purposes of determining vesting under the Option. Subject to the foregoing, the Company, in its discretion, shall determine whether the Optionee's Service has terminated and the effective date of such termination.

                  (t) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

                  (u) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

              2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

         3.   ADMINISTRATION.

              3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3. For this purpose, the Board may delegate authority to administer the Plan to a Committee composed solely of two or more Non-Employee Directors.

              3.2 AUTHORITY OF OFFICERS. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

              3.3 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company, members of the Board and any officers or employees of the Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

         4.   SHARES SUBJECT TO PLAN.

              4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be seven hundred thousand (700,000)(1) and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise of an Option subject to a Company repurchase option and are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

              4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, merger, combination, exchange of shares, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan, to the Options to be granted automatically pursuant to Section 6.1 and to any outstanding Options, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "NEW SHARES"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding

-----------------------
(1) As adjusted through the two-for-one stock split effective on September 22, 1999.

Options shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

         5.   ELIGIBILITY.

              Options shall be granted only to those persons who, at the time of grant, are serving as Outside Directors.

         6.   TERMS AND CONDITIONS OF OPTIONS.

              Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

              6.1 AUTOMATIC GRANT. Subject to the execution by an Outside Director of an appropriate Option Agreement, Options shall be granted automatically and without further action of the Board, as follows:

                  (a) INITIAL OPTION. Each person who first becomes an Outside Director on or after the Effective Date shall be granted on the date such person first becomes an Outside Director an Option to purchase twenty thousand (20,000)(2) shares of Stock (an "INITIAL OPTION").

                  (b) ANNUAL OPTION. Each Outside Director shall be granted on the date of each annual meeting of the stockholders of the Company which occurs on or after the Effective Date (an "ANNUAL MEETING") immediately following which such person remains an Outside Director an Option to purchase four thousand (4,000)(2) shares of Stock (an "ANNUAL OPTION"); provided, however, that an Outside Director granted an Initial Option after the December 1 immediately preceding the date of an Annual Meeting shall not be granted an Annual Option pursuant to this Section with respect to the same Annual Meeting.

                  (c) RIGHT TO DECLINE OPTION. Notwithstanding the foregoing, any person may elect not to receive an Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option. A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Option would be granted pursuant to Section 6.1(a) or (b), as the case may be.

-----------------------
(2) As adjusted for the two-for-one stock split effective on September 22, 1999.

              6.2 EXERCISE PRICE. The exercise price per share of Stock subject to an Option shall be the Fair Market Value of a share of Stock on the date of grant of the Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

              6.3 EXERCISABILITY AND TERM OF OPTIONS. Except as otherwise provided in the Plan or in the Option Agreement evidencing an Option and provided that the Optionee's Service has not terminated prior to the relevant date, each Option shall vest and become exercisable as to one-sixth (1/6) of the shares initially subject thereto on the date occurring six (6) months after the date of grant and as to one thirty-sixth (1/36) of the shares initially subject thereto following each full month of the Optionee's continuous Service thereafter until the Option is fully vested. Unless earlier terminated in accordance with the terms of the Plan or the Option Agreement evidencing an Option, each Option shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Option.

              6.4 PAYMENT OF EXERCISE PRICE.

                  (a) FORMS OF CONSIDERATION AUTHORIZED. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash or by check, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "CASHLESS EXERCISE"), or (iv) by any combination thereof.

                  (b) LIMITATIONS ON FORMS OF CONSIDERATION.

                      (i) TENDER OF STOCK. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                      (ii) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

              6.5 TAX WITHHOLDING. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, by cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Company arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock until the Company's tax withholding obligations have been satisfied by the Optionee.

              6.6 EFFECT OF TERMINATION OF SERVICE.

                  (a) OPTION EXERCISABILITY. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee's termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:

                      (i) DISABILITY. If the Optionee's Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "OPTION EXPIRATION DATE").

                      (ii) DEATH. If the Optionee's Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

                      (iii) OTHER TERMINATION OF SERVICE. If the Optionee's Service terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of six (6) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

                  (b) EXTENSION IF EXERCISE PREVENTED BY LAW. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by the provisions of Section 9 below, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

                  (c) EXTENSION IF OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.6(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

              6.7 TRANSFERABILITY OF OPTIONS.

                  (a) Except as provided in Section 6.7(b), an Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of an Optionee, the Option, to the extent provided in Section 6.6, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

                  (b) With the consent of the Board and subject to any conditions or restrictions as the Board may impose, in its discretion, an Optionee may transfer during the Optionee's lifetime and prior to the Optionee's termination of Service all or any portion of the Option to one or more of such persons (each a "PERMITTED TRANSFEREE") as permitted in accordance with the applicable limitations, if any, described in the General Instructions to the Form S-8 Registration Statement under the Securities Act. No transfer or purported transfer of the Option shall be effective unless and until: (i) the Optionee has delivered to the Company a written request describing the terms and conditions of the proposed transfer in such form as the Company may require, (ii) the Optionee has made adequate provision, in the sole determination of the Company, for satisfaction of the tax withholding obligations of the Company as provided in Section 6.5 that may arise with respect to the transferred portion of the Option, (iii) the Board has approved the requested transfer, and (iv) the Optionee has delivered to the Company written documentation of the transfer in such form as the Company may require. With respect to the transferred portion of the Option, all of the terms and conditions of the Plan and the Option Agreement shall apply to the Permitted Transferee and not to the original Optionee, except for (i) the Optionee's rendering of Service, (ii) provision for the Company's tax withholding obligations, if any, and (iii) any subsequent transfer of the Option by the Permitted Transferee, which shall be prohibited except as provided in Section 6.7(a), unless otherwise permitted by the Board, in its sole discretion. The Company shall have no obligation to notify a Permitted

Transferee of any expiration, termination, lapse or acceleration of the transferred Option, including, without limitation, an early termination of the transferred Option resulting from the termination of Service of the original Optionee. Exercise of the transferred Option by a Permitted Transferee shall be subject to compliance with all applicable federal, state and foreign securities laws; however, the Company shall have no obligation to register with any federal, state or foreign securities commission or agency such transferred Option or any shares that may be issuable upon the exercise of the transferred Option by the Permitted Transferee.

         7.   STANDARD FORMS OF OPTION AGREEMENT.

              7.1 OPTION AGREEMENT. Each Option shall comply with and be subject to the terms and conditions set forth in the form of Option Agreement approved by the Board concurrently with its adoption of the Plan and as amended from time to time.

              7.2 AUTHORITY TO VARY TERMS. The Board shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by the Optionee on exercise of an Option in the event such Optionee's Service is terminated for any reason.

         8.   EFFECT OF CHANGE IN CONTROL.

              In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 8 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "ACQUIRING CORPORATION"), may either assume the Company's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

         9.   COMPLIANCE WITH SECURITIES LAW.

              The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         10.  TERMINATION OR AMENDMENT OF PLAN.

              The Board may terminate or amend the Plan at any time. However, without the approval of the Company's stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2),
(b) no material change in the class of persons eligible to receive Options, and (c) no material change in the amount, timing or exercise price formula of automatic grants of Options pursuant to Section 6.1 above. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee.

         11.  MISCELLANEOUS PROVISIONS.

              11.1 PROVISION OF INFORMATION. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

              11.2 BENEFICIARY DESIGNATION. Each Optionee may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Optionee is entitled in the event of such Optionee's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Optionee, shall be in a form prescribed by the Company, and will be effective only when filed by the Optionee in writing with the Company during the Optionee's lifetime. If a married Optionee designates a beneficiary other than the Optionee's spouse, the effectiveness of such designation shall be subject to the consent of the Optionee's spouse.

              11.3 RIGHTS AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2 or another provision of the Plan.

              11.4 CONTINUATION OF PRIOR VERSION OF THE PLAN AS TO OUTSTANDING OPTIONS. Notwithstanding any other provision of the Plan to the contrary, each Option outstanding prior to the Effective Date shall continue to be governed by the terms of the version of the Plan as in effect on the date of grant of such Option. For purposes of the preceding sentence, such prior version of the Plan means the Ross Stores, Inc. 1991 Outside Directors Stock Option Plan adopted on March 18, 1991 and amended from time to time.

         IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Amended and Restated Ross Stores, Inc. Outside Directors Stock Option Plan as duly adopted by the Board on March 16, 2000.



                                        ------------------------------------
                                        Secretary